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                                                                    EXHIBIT 4.1

                       INCORPORATED UNDER THE LAWS OF THE
                               STATE OF DELAWARE

    NUMBER                                                           SHARES

UCRI

                        UNIQUE CASUAL RESTAURANTS, INC.


 COMMON STOCK                                                     COMMON STOCK
PAR VALUE $0.01                                                  CUSIP 90915K100
                                                                       ---------
                                            SEE REVERSE FOR CERTAIN DEFINITIONS



This certifies that








is the owner of


     FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF THE PAR VALUE
                           OF ONE CENT ($.01) EACH OF

                        UNIQUE CASUAL RESTAURANTS, INC.

(hereinafter called the "Company") transferable, to the extent permitted by the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws of the Company, upon the books of the Company by the holder in person or by a duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Amended and Restated Certificate Incorporation and the Amended and Restated Bylaws of the Company as from time to time amended (copies of which are on file with the Company) to all the terms and conditions of which the holder, by acceptance hereof, assents. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     IN WITNESS WHEREOF, the Company has caused this certificate to be signed by the facsimile signatures of its duly authorized officers and its facsimile corporate seal to be hereunto affixed.

Dated:

                        UNIQUE CASUAL RESTAURANTS, INC.

                                   CORPORATE

                                      SEAL
                                      1997

                                    DELAWARE


/s/ Donald C. Moore                               /s/ William H. Baumhauer
----------------------------                      -----------------------------
DONALD C. MOORE                                   WILLIAM H. BAUMHAUER
TREASURER                                         PRESIDENT AND CHIEF EXECUTIVE
                                                  OFFICER


COUNTERSIGNED AND REGISTERED.
AMERICAN STOCK TRANSFER & TRUST COMPANY
            TRANSFER AGENT AND REGISTRAR

BY

                       AUTHORIZED SIGNATURE
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                        UNIQUE CASUAL RESTAURANTS, INC.

    THE CORPORATION WILL FURNISH TO THE HOLDER UPON REQUEST WITHOUT CHARGE A COPY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AUTHORIZED TO BE ISSUED AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

    The following abbreviations, when used in the inscription in the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM    -- as tenants in common
TEN ENT    -- as tenants by the entireties
JT TEN     -- as joint tenants with right of
              survivorship and not as tenants
              in common


UNIF GIFT MIN ACT -- _______________ Custodian _________________
                         (Cust)                   (Minor)

                     under Uniform Gifts to Minors

                     Act________________________________________
                                     (State)


    Additional abbreviations may also be used though not in the above list.


For value received, _______________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
_______________________________________

_______________________________________


________________________________________________________________________________
          (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL
                             ZIP CODE OF ASSIGNEE)

________________________________________________________________________________


________________________________________________________________________________


_________________________________________________________________________ Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocable constitute and appoint

______________________________________________________________________ Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.



Dated __________________________


        ________________________________________________________________________
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
        WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR,
        WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


SIGNATURE(S)
GUARANTEED:  __________________________________________________________________
             THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKHOLDERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.